SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Earliest Event Reported):  October 17, 1995

Exact name of Registrant
 as specified in its charter:  The Diana Corporation

State or Other Jurisdiction of Incorporation:  Delaware

Commission File Number:  1-5486

I.R.S. Employer Identification Number:  36-2448698

Address of Principal Executive Office:  8200 West Brown Deer Road
                                        Suite 200
                                        Milwaukee, WI  53223

Registrant's Telephone Number, Including Area Code:  (414) 355-0037

ITEM 5.  OTHER EVENTS

     On October 17, 1995 the Registrant announced that it terminated a previously announced agreement to acquire a majority interest in ATI Communications. Please see Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1  Press release dated October 17, 1995.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE DIANA CORPORATION
                                      (Registrant)


                                 /s/ R. Scott Miswald
                                     Vice President and Treasurer